APPENDIX A

Funds and Classes as of August 27, 2015

Fund / Fund Family	Share Classes	Share Class Features(1)
		12b-1 Plan(2)	Front-End Sales Charge(3)	Contingent Deferred Sales Charge(3)
Swan Defined Risk Fund	A	✔	✔	✔
	C	✔
I
	No-Load	✔
Taylor Xplor Managed Futures Strategy Fund	A	✔	✔	✔
	C	✔
I
Footprints discover value fund	A	✔	✔
	C	✔
I
	N	✔
Persimmon long/short fund	A	✔	✔
	C	✔		✔
I

Good Harbor Funds

Good Harbor Tactical Core US Fund

Good Harbor Tactical Core Developed Markets Fund

Good Harbor Tactical Equity

Income Fund

Good Harbor Tactical Core

Markets Fund

Good Harbor tactical Currency Fund

Tactical Core US II Fund

International Advantage Fund*

Thompson Reuters Private Equity Fund*

Thompson Reuters Venture Capital Fund*

	A	✔
	C	✔		✔
I
Pinnacle Funds Pinnacle Tactical Allocation Fund Pinnacle Sherman Multi-Strategy Core Fund	A	✔	✔
	C	✔		✔

I
The Covered Bridge Fund	A	✔	✔
	C	✔		✔
I
Tactical Asset Allocation Fund	A	✔	✔
I
RESQ Funds RESQ Strategic Income Fund RESQ Dynamic Allocation Fund	A	✔	✔
	C	✔		✔
I
Teton valley fund	A	✔	✔
I
cane alternative strategies Fund	A	✔	✔
	C	✔		✔
I
Issachar fund	N	✔
I
Cozad small cap value fund	A	✔	✔
	N	✔
I
Newfound Funds Newfound Risk Managed Global Sectors Fund Newfound Multi-Asset Fund Newfound Total Return Fund Newfound Risk Managed U.S. Sectors Fund*	A	✔	✔
	c	✔
I
HCM Tactical Growth Fund	A	✔	✔	✔
	C	✔
I
	R	✔
Counterpoint Funds Counterpoint Tactical Income Fund Counterpoint Tactical Equity Fund	A	✔	✔
	C	✔
I

Raylor Managed Futures Strategy Fund	A	✔	✔	✔
	C	✔
I
ACM Dynamic Opportunity Fund	A	✔	✔	✔
I
Swan Funds Swan Defined Risk Emerging Market Swan Defined Risk Foreign Developed Fund Swan Defined Risk US Small Cap Fund	A	✔	✔	✔
	C	✔
I
HCM Dividend Sector Plus Fund	A	✔	✔
	A1	✔	✔
	Investor	✔
	I	✔
	R	✔
United Income and Art Fund*	A	✔	✔
	N	✔
I

(1) The features and expenses of each share class are described in further detail in the respective Fund’s Prospectus.

(2) The distribution and shareholder servicing expenses of a share class are provided for in the Fund’s respective 12b-1 Plan.

(3) The sales charges associated with a share class are described further in the respective Fund’s Prospectus.

* Fund or share class has not commenced operations as of the date listed below.

IN WITNESS WHEREOF, the Trust has executed this amended Multi-Class Plan as of the 27th day of August, 2015.

NORTHERN LIGHTS FUND TRUST III

By: /s/ James P. Ash_

James P. Ash, President